NON-EXCLUSIVE DISTRIBUTION AGREEMENT
НЭКСКЛЮЗИВНОЕ ДИСТРИБЬЮТЕРСКОЕ СОГЛАШЕНИЕ

THIS AGREEMENT is entered into as of the 13 day of December, 2006, by and between mPhase Technologies (hereinafter - the "Company"), a company organized and existing under the laws of the New Jersey and JSC Netdialogue (hereinafter the - "Distributor"), a company organized and existing under the laws of Russian Federation

НАСТОЯЩЕЕ СОГЛАШЕНИЕ заключено «___» _______ 2006 г. между «мФэйз Текнолоджис» (далее «Компания»), компанией, образованной и существующей в соответствии с законодательством штата Нью-Джерси, США, и ЗАО «Фирма ДИАЛОГ-СЕТИ» (далее «Дистрибутор»), компанией, образованной и существующей в соответствии с законодательством Российской Федерации

PREFACE

ВВЕДЕНИЕ

WHEREAS the Company is engaged in the design, development, manufacture and sale of certain products (hereinafter - the "Products") listed in ***Exhibit A*** hereto (as the same may be changed from time to time by the Company) and Distributor desires to promote and market the Products to the third parties - buyers of production (hereinafter -the " Customers") (hereinafter -the "Territory");

ПОСКОЛЬКУ Компания занимается проектированием, разработкой, производством и продажей определенной продукции (далее «Продукция»), перечисленной в ***Приложении А*** к настоящему Соглашению (в которое время от времени Компания может вносить изменения), а Дистрибутор желает осуществлять продвижение и продажу Продукции третьим лицам – покупателям Продукции, далее именуемым «Клиентам» в Российской Федерации и других странах СНГ (далее «Территория»);

The Products delivered in accordance with the Technical Terms and the certification requirements of the "Electrosviaz" System of the Ministry of telecommunications of Russian Federation (MOC) at the time of signature of this Contract and the Company shall provide to the Distributor the certificate of conformity.

Продукция соответствует требованиям сертификации по Системе «Электросвязь» Министерства Российской Федерации по телекоммуникациям на момент подписания настоящего Контракта и Компания предоставляет Дистрибутору сертификат соответствия на поставляемую Продукцию.

NOW, THEREFORE, in consideration of their mutual covenants hereafter set forth, the parties hereby agree as follows:

ПОСТОЛЬКУ, учитывая их взаимные соглашения, изложенные далее в тексте, стороны настоящим договорились о нижеследующем:

1. Appointment

1.1 The Company hereby appoints Distributor as a distributor for the Products to Customers in the Territory, and Distributor hereby accepts such appointment, to non-exclusively market and distribute the Products to Customers within the Territory

1.2 For the avoidance of doubt, the Company is and shall be entitled to sell, market, distribute and otherwise promote, whether directly or indirectly, Products to Customers in the Territory. Nothing herein shall be construed as restricting the Company right to sell, lease, license, distribute, or otherwise take any action with regard to the Products, in whole or in part, to any other person or entity, or take any other action with regard to the Products, at its sole discretion.

1. Назначение

1.1 Настоящим Компания назначает Дистрибутора дистрибутором Продукции Клиентам на Территории, а Дистрибутор настоящим принимает это назначение неэксклюзивно осуществлять сбыт и распространение Продукции Клиентам в пределах Территории

1.2 Во избежание сомнений, Компания имеет и будет иметь право продавать, сбывать, распространять и иным образом продвигать, напрямую ли или косвенно, Продукцию Клиентам на Территории. Ничто в настоящем Соглашении не должно быть истолковано, как ограничение права Компании продавать, сдавать в аренду, лицензировать, распространять или иным образом предпринимать какие-либо действия в отношении Продукции, в целом или частично, любому другому физическому или юридическому лицу или предпринимать какое-либо иное действие в отношении Продукции по своему единоличному усмотрению.

2. Obligations of Distributor

Distributor shall at its expense:

2.1 Exert its best efforts to seek out and identify prospective customers, either through its own actions or actions of its agents to Customers in the Territory, otherwise promote

2. Обязательства Дистрибутора

Дистрибутор должен за свой счет:

2.1 Прилагать максимальные усилия к поиску и установлению потенциальных клиентов, действуя самостоятельно, либо через своих агентов в отношении

and expand the sale of the Products to Customers in the Territory and promptly follow up inquiries, leads and correspondence furnished to it by the Company.

Клиентов на Территории, иным образом продвигать и расширять продажи Продукции Клиентам на Территории и незамедлительно принимать к исполнению запросы, указания и корреспонденцию, направляемые Компанией.

2.2 Provide and maintain an adequate place of business and sales organization to promote and effect sales of the Products to Customers in the Territory.

2.2 Обеспечить и поддерживать надлежащее местоположение предприятия и коммерческую организацию для продвижения и осуществления продаж Продукции Клиентам на Территории.

2.3 Provide to the Company quarterly written reports on its marketing and sales activities hereunder, on the prospects for future sales of Products, on its proposed plan of operation with respect to such sales activities and prospects and all other information which is likely to be of interest to the Company in connection with the Products or the marketing of the Products to Customers in the Territory.

2.3 Предоставлять Компании ежеквартальные письменные отчеты о своей маркетинговой деятельности и деятельности в сфере продаж по настоящему Соглашению, о перспективах дальнейших продаж Продукции, о предлагаемом им плане работы по продажам и его перспективах и всю прочую информацию, которая, может быть интересна Компании в связи с Продукцией или маркетингу Продукции Клиентам на Территории.

2.4 Render reasonable assistance to the Company in connection with the execution of the Company's overall sales and advertising programs

2.4 Оказывать надлежащую, в разумных пределах, помощь Компании в связи с реализацией общих маркетинговых и рекламных программ Компании

2.5 Comply with all applicable laws and regulations in connection with the performance of its obligations hereunder.

2.5 Соблюдать все действующие законы и правовые нормы в связи с выполнением своих обязанностей по настоящему Соглашению.

2.6 Conduct promotional campaigns including without limitation advertising campaigns, new product

2.6. Проводить кампании по продвижению Продукции на рынок, включая, без ограничений, рекламные

releases and participation in trade shows in the Territory.	кампании, пресс-релизы новой продукции и участие в торговых выставках на Территории.
All promotional materials utilized by Distributor shall, unless the Company otherwise directs, contain the name of the Company . and shall describe Distributor as the distributor of the Company to Customers in the Territory.	Во всех указанных материалах, используемых Дистрибутором, должно содержаться, если только Компания не даст иные указания, название Компании, и Дистрибутор должен быть указан, как дистрибутор Продуктов Компании Клиентам на Территории.
2.7 Not, directly or indirectly, sell any of the Products not to Customers and outside the Territory or in circumstances under which it appears to Distributor that a purchaser within the Territory intends to resell or transfer the Products outside the Territory.	2.7. Прямо или косвенно не продавать никакие из Продуктов иначе как Клиентам, или вне Территории или при обстоятельствах, при которых, как кажется Дистрибутору, покупатель в пределах Территории намеревается перепродать или перенаправить Продукты за пределы Территории.
2.8 Not, without the Company's prior written consent, modify of redesign any Product or use any Product for any purpose except that for which it is intended.	2.8. Без предварительного письменного согласия Компании не видоизменять и не дорабатывать какую-либо Продукцию и не использовать какую-либо Продукцию для иной цели, кроме той, для которой она предназначена.
2.9 Not incur or purport to incur, without the Company's prior written consent, any liability or commitment on behalf of the Company or pledge or purport to pledge the Company's credit.	2.9. Не брать на себя или не намереваться брать на себя, без предварительного письменного согласия Компании, каких-либо обязательств или ответственности от имени Компании, а также не предоставлять и не обещать предоставить кредит от имени Компании.
2.10 Make no promises, representations, warranties or guarantees with respect to the Products without prior written consent of the Company.	2.10. Не давать обещаний, заявлений, ручательств или гарантий в отношении Продукции без предварительного письменного согласия Компании.
2.11. The distributor should make	2.11 Дистрибутор должен

training of employees under the program coordinated with the Company.

произвести обучение сотрудников по согласованной с Компанией программе)

3. Obligations of the Company

3. Обязательства Компании

The Company shall:

Компания должна:

3.1. Deliver Products ordered by Distributor in accordance with the Company's normal delivery schedule or such other schedule as may be agreed.

All such Products shall be delivered to such carriers as the Distributor shall designate in its order.

3.1. Поставлять заказанную Дистрибутором Продукцию в соответствии с обычным графиком поставок Компании или иным графиком, по согласованию.
Вся такая Продукция должна доставляться тем транспортным компаниям, которые укажет Дистрибутор в своем заказе.

3.2. Provide Distributor, upon request, with reasonable quantities of available sales and descriptive literature, all of which shall be in the English language.

Distributor hereby acknowledges and declares that it is familiar with the Products and market in the Territory to which the Products relate.

3.2. По запросу обеспечивать Дистрибутора надлежащим, в разумных пределах, количеством рекламных материалов и описаний Продукции на английском языке.
Дистрибутор настоящим признает и заявляет, что он знаком с Продукцией и рынком на Территории, к которым имеет отношение Продукция.

3.3. Give to the Distributor (10 business days) reasonable notice of any change, by addition, deletion or otherwise in the Products described in Exhibit A hereto.

3.3. Давать Дистрибутору своевременное (не позднее чем за 10 рабочих дней) уведомление о любом изменении, как то дополнение, исключение или иного рода изменения в перечне Продукции, описанном в Приложении А к настоящему Соглашению.

3.4 Modify the Products (a) at Distributor's request and at the customer's expense, in order to meet the customer's requirements and (b) at the

3.4. Модифицировать Продукцию (а) по запросу Дистрибутора и за счет клиента для того, чтобы удовлетворить требования клиента, и (b) за

Company's expense and upon its prior written approval, in order to obtain necessary governmental approvals, licenses, permits and consents as required pursuant to paragraph 2.5 hereof.

счет Компании и с ее предварительного письменного одобрения с целью получения необходимых одобрений органов власти, лицензий, разрешений и согласий, как то требуется в соответствии с параграфом 2.5 настоящего Соглашения.

3.5 To give to the Distributor the coordinated program of training of the Distributor's experts during 5 days from the conclusion of the present agreement.

3.5 Предоставить Дистрибутору в течение 5 дней с момента заключения настоящего соглашения согласованную программу обучения специалистов Дистрибутора.

4. Relationship Between the Parties

4. Взаимоотношения между сторонами

4.1 Distributor is an independent contractor and neither this Agreement nor the performance hereof shall be construed as creating between the Company and Distributor the relationship of employer and employee, principal and agent, joint ventures, partners or any other similar relationship.

4.1. Дистрибутор является независимым подрядчиком, и ничто ни в настоящем Соглашении, ни в его исполнении не должно быть истолковано, как установление между Компанией и Дистрибутором взаимоотношений работодателя и работника, принципала и агента, совместного предприятия, партнеров или прочих подобных взаимоотношений.

4.2 Neither party shall be liable to any third party in any way for any engagement, obligation, contract, representation or transaction or for any act or omission to act of the other, and each party shall indemnify the other and hold it harmless against and from any liabilities as aforesaid.

4.2. Ни одна из сторон не будет никоим образом нести ответственности перед какой-либо третьей стороной за какое-либо обязательство, контракт, заявление или сделку, или за какое-либо действие или бездействие другой стороны, и каждая сторона должна возместить другой стороне ущерб, возникший вследствие каких-либо указанных выше обязательств и должна будет

приложить все усилия для предохранения другой стороны от подобного ущерба.

5. Trademarks and Trade Names

5.1. Unless the Company otherwise directs or consents, Distributor shall clearly identify the Products as products of the Company and shall sell, market, promote, advertise and describe the Products under the Company's trademarks, trade names, catalogue numbers and other designations and terminology.

Distributor shall not use any such trademark or trade name or the name of the Company, in any way except in connection with the sale and marketing of the Products. At the Company's request,

Distributor shall take such steps as may be required to register and protect any such trademark or trade name in the Territory.

5. Торговые марки и торговые наименования

5.1. Если только Компания не даст иных указаний или согласия, Дистрибутор должен четко идентифицировать Продукцию как продукты Компании и будет продавать, сбывать, продвигать, рекламировать и описывать Продукцию под торговыми марками, торговыми наименованиями, каталожными номерами и другими обозначениями и терминологией Компании. Дистрибутор не будет использовать любую такую торговую марку, или торговое наименование, или название Компании каким-либо иным образом, кроме как в связи с продажей или маркетингом Продукции. По требованию Компании

Дистрибутор должен предпринимать все меры, которые могут потребоваться для регистрации и защиты любой такой торговой марки или торгового наименования на Территории.

6. Prices

6.1 Distributor shall purchase the Products from the Company at prices, which agreed in the listing of the Company's

6. Цены

6.1. Дистрибутор будет закупать Продукцию у Компании по ценам, которые согласованы между сторонами в

Distributor Prices, as presently in effect, is set forth ***Exhibit B*** hereto.

Such prices, as amended by the Company from time to time, shall serve as an indication of the prices to Distributor.

Prices for Products not listed on said Exhibit shall be quoted from time to time by the Company.

Приложении В к настоящему Соглашению.

Эти цены, время от времени изменяемые Компанией, служат индикатором цен для Дистрибутора.

Цены на Продукцию, не приведенные в указанном Приложении, будут периодически устанавливаться Компанией.

6.2 All prices for Products as set forth in Exhibit B and all prices for Products to be agreed upon between the parties, unless expressly stated otherwise in a writing signed by both parties, are CIP Netherlands Amsterdam Incoterms 2000 and include twelve months warranty under the Company's standard warranty terms, but do not include installation or commissioning.

6.2. Все цены на Продукцию, приведенные в Приложении В, и все цены на Продукцию, подлежащие согласованию между сторонами, если только иное явным образом не указано в письменной форме за подписью обеих сторон, являются ценами на условиях CIP - *Амстердам* Инкотермс 2000, и включают двенадцатимесячную гарантию на стандартных условиях гарантии Компании, но не включают установку или пуско-наладочные работы.

6.3. All taxes, duties, fees, fiscal charges (including those for customs clearance) etc. levied in connection with the execution of this Contract by any jurisdiction on the Distributor shall be borne by the Distributor and paid directly to the relevant authorities.

6.3. Все налоги, сборы, пошлины и иные расходы (включая расходы по таможенной очистке) и т.д., взимаемые с Дистрибутора в соответствии с законодательством в связи с исполнением настоящего Контракта, оплачиваются Дистрибутором непосредственно в соответствующие органы.

6.4 All taxes, duties, fees, fiscal charges (including those for customs clearance) etc. levied in connection with the execution of this Contract by any jurisdiction on the Company shall be borne by the Company and paid directly to the relevant authorities.

6.4. Все налоги, сборы, пошлины и иные расходы (включая расходы по таможенной очистке) и. т.д., взимаемые с Компании в связи с исполнением настоящего Контракта в соответствии с любым законодательством, оплачиваются Компанией непосредственно в соответствующие органы.

7. Orders and Payment terms

7.1 All Distributor's orders for Products shall be subject to acceptance by the Company in writing.
Upon receipt of an Indent, Company shall accept such Indent in writing within ten (10) working days of receipt

7.2 The Company hereby authorizes Distributor to resell the Products to Customers to the Company's standard warranty terms in effect at the time of such resale. For purposes of calculating the warranty period of such Products, delivery by Distributor shall be deemed to be delivery by the Company, provided that Distributor's delivery of such Products to Customers in connection with such resale is completed no later than six months following the delivery of such Products to Distributor by the Company.

7.3 Each order from Distributor shall include the following information:
- The Product List
- term of delivery
- the price

7.4. If other is not coordinated in writing between the parties, each order from the Distributor should be accompanied by advance payment at a rate of no more than 15 % from cost of the coordinated order. Final payment, at a rate of 85 % from cost of the order, will be made by two equal shares within 60 days from the moment of

7. Заказы и условия платежей

7.1. Все заказы Дистрибутора на Продукцию подлежат подтверждению Компанией в письменной форме.
По получении Заказа Компания подтверждает, что принимает этот Заказ, в течение десяти (10) рабочих дней с момента его получения.

7.2. Настоящим Компания дает полномочия Дистрибутору перепродавать Продукцию Клиентам в соответствии со стандартными условиями гарантии Компании, действующими в момент такой перепродажи. Для подсчёта срока гарантии на эту Продукцию, поставка Дистрибутором будет считаться поставкой Компанией, при условии, что поставка Дистрибутором этой Продукции Клиентам в связи с такой перепродажей совершается не позднее, чем через шесть месяцев после поставки Компанией этой Продукции Дистрибутору.

7.3. Каждый заказ от Дистрибутора должен содержать следующую информацию:
- Перечень Продукции
- срок поставки
- цена

7.4. Если иное не согласовано в письменной форме между сторонами, каждый заказ от Дистрибутора должен сопровождаться авансовым платежом в размере не более 15% от стоимости согласованного заказа. Окончательная оплата, в размере 85% от стоимости заказа, будет производиться

shipment of Production to the Distributor.

двумя равными долями в течение 60 дней с момента отгрузки Продукции Дистрибутору.

7.5. All payment under this Agreement to Company shall be made in freely transferable U.S. dollars free of deduction for and made free and clear of any present or future taxes, imposts, levies, withholdings, duties or offset of any nature. Gross up provisions shall apply in the event of any deductions.

7.5. Все платежи по настоящему Соглашению в адрес Компании должны производиться в свободно передаваемых долларах США, быть свободными от удержания и необремененными любыми настоящими или будущими налогами, пошлинами, сборами, удержаниями, или возмещениями любого рода. В случае каких-либо удержаний будет произведён перерасчёт, полностью компенсирующий эти удержания (gross-up).

7.6. In case of delay in the contractual Delivery as per the Indent Time Schedule arising out of causes solely attributable to Company, Company shall pay liquidated damages in the amount of zero point one (0.1) percent of the value of the Products delayed per complete week of delay, up to a maximum of five (5) percent of that value, provided the application of this Article is notified in writing to Company by Distributor within ten (10) days after the contractual date of Delivery.

7.6. В случае задержки Поставки согласно Графика выполнения Заказа по причинам, исключительно вменяемым Компании, Компания оплачивает заранее оцененные убытки в размере нуль комма одного процента (0,1%) от стоимости задержанной Продукции за полную неделю задержки и максимум до пяти (5%) процентов от этой стоимости, при условии письменного извещения Компании Дистрибутором о применении этой Статьи в течение десяти (10) дней после контрактной даты Поставки.

7.7. In case of late payment Company will be entitled to add pro rata temporis, as from the due date of payment till effective payment a yearly interest equal to 6 months LIBOR (USD Interbank Offered Rate) prevailing on due date of payment increased by 3 % (three percent).

7.7. В случае задержки оплаты Компания имеет право на ее увеличение пропорционально времени от назначенной даты платежа до даты ее фактического осуществления на годовой процент, равный ЛИБОР (Межбанковская ставка по доллару США) на 6 месяцев, действующая на дату оплаты, плюс 3 % (три процента).

7.8. Any delay in the making of payments may result in a delay in the delivery of the Equipment by the Company, the duration of which shall be justified by the

7.8. Любая задержка в осуществлении платежей может повлечь за собой задержку поставки Оборудования Компанией, продолжительность которой должна быть обоснована

Company to Distributor and may exceed the duration of the delay in making payments, and the Distributor shall in such event not be entitled to claim any damages, losses, compensations or indemnities of whatever nature from or against the Company for such delay.

Компанией для Дистрибутора и может превышать продолжительность задержки платежей, и в этом случае Дистрибутор не имеет права требовать от Компании возмещения какого-либо ущерба, убытков или компенсаций из-за указанной задержки.

8. Service

8. Обслуживание

8.1 Distributor shall purchase and maintain a spare parts inventory at a level which will be jointly determined by Distributor and the Company from time to time. Distributor shall, at no charge to the Company or customers, (a) provide customers with technical information required by them in order to operate the Products satisfactorily and (b) perform all required warranty service on Products sold to Customers in the Territory, in accordance with the terms of the Company's warranty with respect to each such sale. After the warranty period, the Company shall perform service on Products sold to Customers in the Territory, at the expense of the customer and at the Company's service prices then in effect.

8.1. Дистрибутор приобретёт и будет поддерживать запас запчастей в размере, который будет время от времени совместно определяться Дистрибутором и Компанией. Дистрибутор должен, бесплатно для Компании или клиентов (a) предоставлять клиентам необходимую техническую информацию, которая требуется для обеспечения правильной работы Продукции, и (b) выполнять все необходимое гарантийное обслуживание Продукции, проданной Клиентам на Территории, в соответствии с условиями гарантии Компании в отношении каждой такой продажи. В послегарантийный период Компания будет осуществлять обслуживание Продукции, проданной Клиентам на Территории, за счет клиента и по действующим расценкам Компании на обслуживание.

8.2 Distributor shall provide adequate technical support services to Customers in the Territory with regard to the Products and shall solely be liable towards its customers with relation to the Products and their operation.

8.2. Дистрибутор будет оказывать адекватную техническую поддержку Клиентам на Территории в отношении Продукции

9. Warranties

9.1 Term of replacement of the guarantee equipment makes no more than 30 days from the moment of sending the faulty equipment to address of the Company. Repair of the faulty guarantee equipment is made due to the Company.

9.2. Sending of the faulty guarantee equipment from the Distributor to address of the Company is carried out due to the Distributor, sending of the replaced equipment from the Company to address of the Distributor is carried out due to the Company.

9.3. Company products are distributed in accordance with statements which are defined in this Agreement. All warranties, either expressed or implied, except as expressly stated herein are disclaimed, as to the Products and their quality, performance, merchantability or fitness for any business or particular purpose. The Company warrants the Products to be free of defects in material and workmanship under normal use and service for a period of 12 (twelve) months following the date of delivery to Distributor (Warranty Period).

9. Гарантии

9.1. Срок замены гарантийного оборудования составляет не более 30 дней с момента отправки неисправного оборудования в адрес Компании. Ремонт неисправного гарантийного оборудования производится за счет Компании.

9.2. Отправка неисправного гарантийного оборудования от Дистрибутора в адрес Компании осуществляется за счет Дистрибутора, отправка замененного оборудования из Компании в адрес Дистрибутора осуществляется за счет Компании.

9.3. Продукция Компании распространяются в соответствии с положениями, определенными в данном Соглашении. Не признаются никакие гарантии, явно выраженные, либо подразумеваемые, за исключением тех, которые явным образом заявлены в настоящем Соглашении, в отношении Продукции и ее качества, рабочих характеристик, товарной пригодности или пригодности для какой-либо деятельности или конкретной цели. Компания гарантирует, что Продукция не будет иметь дефектов материалов и качества изготовления при нормальном использовании и обслуживании в течение 12 (двенадцати) месяцев с момента поставки Дистрибутору (Гарантийный Срок).

10. Term; Termination

10.1 Either party may terminate this

10. Срок действия; Расторжение Соглашения

10.1. Любая из сторон может

Agreement by written notice to the other:

расторгнуть настоящее Соглашение, направив письменное уведомление другой стороне:

10.1.1 upon the breach by the other party of any of its obligations hereunder (including but not limited to the failure of Distributor, in the Company's reasonable judgment, to effectively promote the sale of the Products to Customers in the Territory) and such other party's failure to cure such breach within 30 days of such notice, or

10.1.1. после нарушения другой стороной какого-либо из ее обязательств по настоящему Соглашению (включая, но не ограничиваясь, неспособность Дистрибутора, по обоснованному мнению Компании, обеспечить эффективное распространение Продукции Клиентам на Территории) и неисправление ею такого нарушения в течение 30 дней после уведомления, или

10.1.2 upon (a) the filing by or against the other party of a petition (i) in bankruptcy, (ii) seeking reorganization or arrangement or (iii) for the appointment of a trustee, liquidator or receiver, (b) the filing by or against such other party of a petition under any bankruptcy or insolvency law or (c) upon an assignment for the benefit of creditors or a composition with creditors or any similar action in consequence of debt.

10.1.2. после (a) регистрации заявления поданного другой стороной или против нее (i) о банкротстве, (ii) реорганизации или урегулировании долгов, или (iii) о назначения опекуна по банкротству, ликвидатора или конкурсного управляющего , (b) подачи заявления другой стороной или против нее в соответствии с любым законом о банкротстве или несостоятельности, или (c) при передаче прав в пользу кредиторов, или компромиссного соглашения должника с кредиторами, или любого подобного действия вследствие имеющегося долга.

10.2 In addition to the rights granted to the Company in the preceding paragraph, the Company may terminate this Agreement by written notice to Distributor when it becomes known to the Company that Distributor has failed to comply with any law, rule or regulation applying to its activities pursuant to this Agreement or has become involved in any activity which in the judgment of the Company is likely to harm the Company.

10.2. В дополнение к правам, предоставленным Компании в предыдущем параграфе, Компания может расторгнуть настоящее Соглашение, направив письменное уведомление Дистрибутору, если Компании становится известно, что Дистрибутор не исполнил какой-либо закон, правило или постановление, применимые к его деятельности в соответствии с настоящим Соглашением, или участвовал в какой-либо деятельности, которая, по мнению Компании,

10.3 Unless sooner terminated under paragraph 10.1 or 10.2 hereof, the term of this Agreement shall be for one year. Any agreement to extend the term hereof shall be in writing and executed by both parties hereto.

может нанести вред Компании.

10.3. Если Соглашение не было ранее расторгнуто в соответствии с параграфом 10.1 или 10.2 настоящего Соглашения, срок действия настоящего Соглашения составляет один год. Любое соглашение о продлении срока действия настоящего Соглашения должно быть составлено в письменной форме и подписано обеими сторонами настоящего Соглашения.

Company's liability for damages caused to the Distributor or to third parties (including loss or damage to any property or the death or bodily injury to any person) by actions or negligence of the Company's personnel during the course of this Contract, as well as for accidental damages caused by the defaults of the Equipment in operation due to the Company, shall be limited to the extent permissible by law – to twenty percent (20%) of the Contract Price of the Indent.

Ответственность Компании за ущерб, нанесенный Дистрибутору и/или третьей стороне (включая убытки или повреждения любому виду собственности или смерть или телесные повреждения любого лица) в результате действия или небрежности со стороны персонала Компании в процессе выполнения настоящего Контракта, также как и за случайный ущерб, вызванный неисправностью работающей Продукции по вине Компании, ограничиваются, в соответствии с пределами, допускаемыми законодательством, суммой в размере двадцати процентов (20%) от Контрактной Цены Заказа.

The Company shall have no obligations or liabilities to Distributor or to any third party for any indirect, incidental or consequential damages (including loss of profit).

Компания не имеет обязательств и не несет ответственности перед Дистрибутором или третьей стороной за любой косвенный, или являющийся следствием ущерб (в том числе упущенную выгоду).

10.4 The Company shall not be obligated to compensate Distributor for any loss, cost or expense incurred by the latter by virtue of any investments in buildings, stock, machinery, transport equipment or other property which may be undertaken by Distributor in connection with this

10.4. Компания не обязана компенсировать Дистрибутору какие-либо потери, расходы или затраты, понесенные последним в силу инвестиций в здания, запасы, машины и механизмы, транспортное оборудование или другую собственность, которые Дистрибутор может совершить в связи с настоящим

Agreement. Distributor agrees that all such investments shall be for its own account and at its own risk.

10.5 Upon the expiration or earlier termination of this Agreement, Distributor shall, within 10 days after such expiration or termination, (a) advise the Company by notice of all existing indications of interest by, and discussions with, potential customers for Products and (b) submit to the Company a listing of Distributor's then current inventory of Products and the condition of each such Product, specifying types, quantities and the price at which each such Product was purchased from the Company. Within 30 days from the date of receipt of such listing, the Company may elect by notice to Distributor, at its sole option, to repurchase all or any part of Distributor's inventory of Products at the price paid by Distributor, less 20% to cover the Company's handling charges. Within 30 days of receipt of said notice, Distributor shall ship such items to such destination as the Company shall direct in writing, CIP Distributor's place of business.

Соглашением. Дистрибутор соглашается, что все такие инвестиции будут за его собственный счет и на его собственный риск.

10.5. После истечения срока действия или досрочного расторжения настоящего Соглашения Дистрибутор должен в течение 10 дней после такого истечения срока действия или расторжения (a) сообщить Компании, направив ей уведомление, обо всех существующих признаках заинтересованности и переговорах с потенциальными покупателями в отношении Продукции и (b) представить Компании перечень имеющихся в тот момент у Дистрибутора товарных запасах Продукции и описание состояния каждой такой единицы Продукции, с указанием вида, количества и цены, по которой каждая такая единица Продукции была приобретена у Компании. В течение 30 дней с момента получения такого перечня Компания может, по своему исключительному усмотрению, уведомив Дистрибутора, выкупить все или часть товарных запасов Продукции, имеющихся у Дистрибутора, по цене, уплаченной Дистрибутором за вычетом 20% на покрытие транспортных расходов Компании. В течение 30 дней после получения указанного уведомления Дистрибутор должен отгрузить выкупленные изделия по адресу, который в письменном виде укажет Компания, на условиях CIP по месту осуществления деятельности Дистрибутора.

11. Confidential Information

11.1 The Company's Distributor Prices and all data, technology and trade secrets, including without limitation the identity of the Company's customers and prospective customers and their requirements, the Company's methods of doing business and all information relating to its operations (all of the foregoing hereafter called "Confidential Information") which are disclosed by the Company to Distributor or otherwise acquired or learned by the Distributor shall be treated as proprietary and confidential and shall at all times be and remain the exclusive property of the Company. Neither Distributor nor any of its officers, directors, employees or agents shall disclose any Confidential Information to any person, firm or corporation except with the Company's prior written consent nor use the Confidential Information in any manner except for the specific purposes as permitted hereunder. The foregoing shall not apply to Confidential Information which is in or enters the public domain otherwise than by reason of a breach of this Agreement.

11.2 Distributor may disclose Confidential Information to its directors, officers, employees

11. Конфиденциальная информация

11.1. Цены Компании для Дистрибутора и все сведения, технологические и торговые секреты, включая, но не ограничиваясь этим, личности клиентов и потенциальных клиентов Компании и их требования, методы ведения коммерческой деятельности Компании и вся информация, связанная с ее операциями (все вышеназванное именуемое далее «Конфиденциальная информация»), которую Компания раскрыла Дистрибутору, или которую Дистрибутор иным образом получил или узнал, рассматривается как секретная и конфиденциальная, является и постоянно остается исключительной собственностью Компании. Ни Дистрибутор, ни какие-либо из его должностных лиц, директоров, работников или агентов не должны раскрывать какую-либо Конфиденциальную информацию какому-либо лицу, фирме или корпорации, за исключением случаев, когда Компания заранее дала на это письменное согласие, а также не использовать Конфиденциальную информацию каким-либо иным образом кроме как для конкретных целей, разрешенных по настоящему Соглашению. Вышесказанное не относится к Конфиденциальной информации, которая является или становится всеобщим достоянием иным образом, чем вследствие нарушения настоящего Соглашения.

11.2. Дистрибутор может раскрывать Конфиденциальную информацию своим директорам,

and agents to the extent required by this Agreement, provided each such person executes a non-disclosure agreement to the same effect as this Section 11.

должностным лицам, работникам или агентам в той степени, в которой это требуется по настоящему Соглашению, при условии, что каждое такое лицо подпишет Соглашение о неразглашении, аналогичное положениям данного Раздела 11.

11.3 Distributor's obligations under this Section 11 shall survive the expiration or termination of this Agreement and shall continue until such time as the Confidential Information enters the public domain otherwise than by reason of a breach of this Agreement.

11.3. Обязательства Дистрибутора по данному Разделу 11 остаются действительными и после истечения срока действия или расторжения настоящего Соглашения и продолжают действовать до того момента, когда Конфиденциальная информация станет всеобщим достоянием иным образом, чем вследствие нарушения настоящего Соглашения.

11.4 Upon the expiration or termination of this Agreement, Distributor shall promptly deliver to the Company all sales literature then in its possession and all written materials which contain Confidential Information, without retaining copies thereof.

11.4. После истечения срока действия или расторжения настоящего Соглашения Дистрибутор должен незамедлительно передать Компании все рекламные материалы, находящиеся на тот момент в его распоряжении, и все письменные материалы, содержащие Конфиденциальную информацию, не оставляя себе копий этих материалов.

12. <u>Limitations on the Company's Obligations</u>

12. <u>Ограничение обязательств Компании</u>

12.1 Anything herein to the contrary notwithstanding, the Company shall incur no financial obligations or other liabilities under this Agreement or under any order accepted by the Company pursuant hereto, except to the extent expressly provided herein.

12.1 Несмотря ни на какие положения, противоречащие нижесказанному, Компания не несет никаких финансовых или иных обязательств по настоящему Соглашению или по какому-либо заказу, принятому Компанией в соответствии с настоящим Соглашением, за исключением явно указанных

в настоящем Соглашении.

12.2 The Company shall have no liability for any failure to perform, or any delay in performing, any of its obligations under this Agreement or under any order accepted by the Company pursuant hereto, including the delivery of Products pursuant to any order, to the extent that such failure or delay is caused by any event or circumstance amounting to Force Majeure .

12.2 Компания не несет никакой ответственности за невыполнение или задержку в выполнении каких-либо из своих обязательств по настоящему Соглашению или по какому-либо заказу, принятому Компанией в соответствии с настоящим Соглашением, включая поставку Продукции в соответствии с каким-либо заказом, в той мере, в какой это невыполнение или задержка вызваны каким-либо событием или обстоятельством, являющимся форс-мажорным.

12.3 Notwithstanding any of the provisions of this Agreement, the Company reserves the right to appoint at any time one or more distributors in addition to Distributor to deal with the Company's products in the Territory. Such appointment shall not affect any rights of Distributor pursuant to this Agreement.

12.3 Несмотря ни на какие положения настоящего Соглашения, Компания оставляет за собой право назначить в любое время одного или более дистрибуторов в дополнение к Дистрибутору для работы с Продукцией Компании на Территории. Такое назначение не будет влиять на какие-либо права Дистрибутора по настоящему Соглашению.

12.4 Under no event shall the Company be liable to Distributor and/or any third party for any indirect, consequential, incidental damages, including but not limited to lost profits, savings or revenues of any kind whether or not the Company has been advised of the possibility of such damages. The maximum aggregate liability of the Company shall not exceed the amount of US$ 200,000 (two hundred thousand US Dollars).

12.4 Ни при каких обстоятельствах Компания не будет нести ответственности перед Дистрибутором и/или какой-либо третьей стороной за любые косвенные, вытекающие, случайные убытки, включая, но не ограничиваясь этим, упущенную выгоду, экономию или доходы любого рода, независимо от того, сообщили Компании или нет о вероятности таких убытков. Максимальная совокупная ответственность Компании не превышает суммы US$ 200.000 (двести тысяч долларов США).

13. Set-Off

13.1. The Company may at any time set-off any or all amounts which it deems are payable to it by Distributor against amounts otherwise payable by the Company to Distributor.

13. Взаимозачет

13.1. Компания в любое время может зачесть любые или все суммы, которые по её мнению причитаются ей от Дистрибутора в счет сумм, которые, в свою очередь, подлежат оплате Компанией Дистрибутору.

14. Waiver; Remedies

14.1. All remedies specified herein or otherwise available shall be cumulative and in addition to any other remedy provided hereunder or now or hereafter available at law or in equity. No waiver with respect to any breach or default hereunder, whether or not the other party has notice thereof, shall be deemed to be a waiver with respect to any subsequent breach or default, whether of similar or different nature; nor shall the failure of a party to insist upon the performance by the other of any term hereof be deemed a waiver of the rights of the first-mentioned party with respect thereto.

14. Отказ от реализации прав; средства защиты прав

14.1. Все средства защиты прав, указанные в настоящем Соглашении или доступные иным образом, являются совокупными и применяются в дополнение к любому другому средству защиты прав, предусмотренному по настоящему Соглашению или в данный момент или в будущем предусмотренные законодательством или по праву справедливости. Никакой отказ от реализации прав в отношении какого-либо нарушения или невыполнения обязательств по настоящему Соглашению, независимо от того, уведомлена об этом другая сторона или нет, не считается отказом от реализации прав в отношении какого-либо последующего нарушения или невыполнения обязательств, такого же или другого рода; а также то, что какая-либо сторона не настояла на выполнении другой стороной какого-либо условия настоящего Соглашения, не должно считаться отказом первой стороны от своих прав.

15. Notices

15.1. All notices and other communications required or desired to be communicated by one party to the other shall be in writing and shall be deemed given when sent by facsimile or manual delivery or 10 days after mailing by registered airmail to the respective addresses set forth below or to such other addresses as may be designated by notice:

15. Уведомления

15.1. Все уведомления и другая сообщаемая информация, которую одна сторона обязана или желает передать другой стороне, будут в письменной форме и будут считаться переданными, когда они отосланы по факсу или переданы из рук в руки, или по истечении 10 дней после отправки по почте заказным авиаписьмом по соответствующим адресам, указанным ниже, или другим адресам, которые могут быть установлены путём посылки уведомления:

To the Company:

Компании:

To Distributor:

Дистрибутору:

Facsimile:
Attention:

Факс:
Кому:

Provided, however, that any notice of change of address shall be effective only upon receipt.

При условии, что любое уведомление об изменении адреса вступает в силу только после получения такового.

16. Assignment

16.1 Distributor shall neither assign any of its rights or obligations hereunder nor permit the same to be assigned by operation of law, except with the Company's prior written consent. Any substantial change in the ownership or control of Distributor shall, at the Company's option, be deemed

16. Передача прав.

16.1 Дистрибутор не имеет права ни переуступать какие-либо из своих прав или обязанностей по настоящему Соглашению, ни разрешать, чтобы они были переуступлены вследствие действия закона, за исключением случаев, когда Компания дает на это

to be an assignment requiring such consent.

предварительное письменное согласие. Любое существенное изменение в праве собственности или контроля в отношении Дистрибутора, будет, по усмотрению Компании, считаться переуступкой, для которой требуется её согласие.

16.2 This Agreement shall be binding upon and inure to the benefit of each party's successors and permitted assigns.

16.2 Настоящее Соглашение обязывает и создаёт права в отношении правопреемников и разрешенных получателей прав каждой стороны.

17. Entire Agreement; Modification

17. Целостность Соглашения; Изменения

17.1. This Agreement, including the Exhibits hereto, sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, agreements, representations and understandings between them. This Agreement shall not be modified except by a writing signed by both parties.

17.1. Настоящее Соглашение, включая Приложения к настоящему Соглашению, представляет собой полное и исключительное соглашение и взаимопонимание между сторонами в отношении предмета настоящего Соглашения, и заменяет все предшествующие переговоры, соглашения, заявления и договоренности между ними. Настоящее Соглашение может быть изменено только в письменным документом, подписанным обеими сторонами.

18. Governing Law

18. Применяемое право

18.1. This Agreement shall be subject to, and governed in all respects by, the laws of the USA courts shall have the exclusive jurisdiction with respect to any dispute arising under this Agreement.

18.1. Настоящее Соглашение подчиняется и регулируется во всех отношениях правом государства США суды будут иметь исключительную юрисдикцию в отношении любого спора в связи с

настоящим Соглашением.

19. Severability

19.1. Any provision of this Agreement prohibited by, or unenforceable under, applicable law shall be ineffective to the extent of such prohibition and shall be replaced by an enforceable provision to the same or the nearest possible equivalent effect. Notwithstanding the foregoing, the other provisions hereof shall continue in effect unless the ineffectiveness of any provision shall substantially affect the consideration received by either party hereunder.

20. Exhibits; Captions

20.1. The Exhibits hereto are an integral part of this Agreement. The captions herein are for convenience only and shall not affect the construction of any provision hereof.

21. Survival

21.1. All section which by their

19. Разделяемость положений договора

19.1. Любое положение настоящего Соглашения, запрещенное или не имеющее законной силы в соответствии с действующим законодательством, признается недействительным в объёме такого запрета и будет заменено имеющим законную силу положением с таким же или по возможности ближайшим аналогичным по смыслу действием. Невзирая на вышесказанное, остальные положения настоящего Соглашения остаются в силе, если только недействительность какого-либо положения не повлияет существенно на встречный интерес какой-либо из сторон по настоящему Соглашению.

20. Приложения; Заголовки

20.1. Приложения к настоящему Соглашению являются неотъемлемой частью настоящего Соглашения. Заголовки в настоящем Соглашении существуют только для удобства и не должны влиять на толкование какого-либо положения настоящего Соглашения.

21. Продолжительность действия положений Соглашения

21.1. Все разделы, которые, по

21.1. All section which by their nature intend to survive any expiration and/or termination of this Agreement shall survive any such expiration and/or termination.

21.1. Все разделы, которые, по своему смыслу подразумеваются действующими после истечения срока действия и /или расторжения настоящего Соглашения, действуют и после такого истечения срока действия и /или расторжения.

22. Language

22.1 This Agreement shall be signed in two originals in the English and Russian languages. Both parties will hold one original of this Agreement. In case of a conflict between the English and the Russian versions of this Agreement, the English version will prevail.

22. Язык

22.1 Настоящее соглашение подписано в двух экземплярах на Английском и Русском языке. У каждой из сторон будет находиться один экземпляр. В случае несоответствия между Английским и Русским текстом настоящего Соглашения, Английский текст будет иметь преимущество.

By/Г-н: ______________________
(Signature/ Подпись)

Name/ФИО: RONALD A DURANDO

Title/Должность:

PRESIDENT ; CEO

By/Г-н: ______________________
(Signature/ Подпись)

Name/ФИО:

Ящнев Ю.В.

Title/Должность:

Генеральный директор

EXHIBIT A

PRODUCTS

ПРИЛОЖЕНИЕ А

ПРОДУКЦИЯ

EXHIBIT B

DISTRIBUTOR PRICES AS IN EFFECT OF ___________

ПРИЛОЖЕНИЕ В

ЦЕНЫ ДЛЯ ДИСТРИБУТОРА, ДЕЙСТВУЮЩИЕ НА ___________